Other long-term liabilities (Tables)	12 Months Ended
Dec. 31, 2013
Other long-term liabilities

(in millions of Canadian dollars)	2013	2012
Provision for environmental remediation, net of current portion(1)	$76	$77
Provision for restructuring, net of current portion(2) (Note 4)	21	27
Deferred gains on sale leaseback transactions	31	34
Deferred revenue on rights-of-way license agreements, net of current portion	31	33
Stock-based compensation liabilities, net of current portion	69	26
Asset retirement obligations (Note 21)	24	23
Deferred retirement compensation (Note 28)	16	16
Other, net of current portion	70	70

Total other long-term liabilities	$338	$306

(1) As at December 31, 2013, the aggregate provision for environmental remediation, including the current portion was $90 million (2012 – $89 million).

(2) As at December 31, 2013, the aggregate provision for restructuring, including the current portion was $50 million (2012 – $89 million).